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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)                   July 30, 1999
                                                 -------------------------------------------------


                                       MATRIX BANCORP, INC.
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                      (Exact name of registrant as specified in its charter)

COLORADO                                        0-21231                             84-1233716
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(State or other jurisdiction                  (Commission                         (IRS Employer
of incorporation)                             File Number)                      Identification No.)


1380 Lawrence Street, Suite 1400, Denver, Colorado                                     80204
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          (Address of principal executive offices)                                   (Zip Code)



Registrant's telephone number, including area code                 (303) 595-9898
                                                  ------------------------------------------------



                                     None
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         (Former name or former address, if changed since last report)
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Item 5.   Other Events.

           See Exhibit 99.1 to this Form 8-K.


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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Matrix Bancorp,  Inc.
                                     -------------------------------------------
                                            (Registrant)


DATE:      July 30, 1999             /s/ David W. Kloos
      -------------------------      -------------------------------------------
                                     David W. Kloos
                                     Vice President and Chief Financial Officer


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                                 EXHIBIT INDEX


Exhibit No.           Description of Exhibit
-----------           ----------------------

 99.1                 Matrix Bancorp, Inc. Press Release issued July 30, 1999.